UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   March 28, 2006
                                                   ---------------

                                            CADENCE RESOURCES CORPORATION
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                               (Exact name of registrant as specified in its charter)

                      UTAH                                 0-25170                          87-0306609
------------------------------------------------- --------------------------- ----------------------------------------
          (State or other jurisdiction                   (Commission                       (IRS Employer
               of incorporation)                         File Number)                   Identification No.)

              4110 Copper Ridge Drive, Suite 100, Traverse City, MI                              49684
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                    (Address of principal executive offices)                                   (Zip Code)

Registrant's telephone number, including area code:     (231) 941-0073
                                                        --------------

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                           (Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01         Other Events.

In a press release dated March 28, 2006, Cadence Resources Corporation announced that Mr. William W. Deneau will be presenting at the Johnson Rice & Company
Emerging Energy Growth Conference to be held on April 4, 2006.

A copy of this press release is attached as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

         c. EXHIBIT INDEX

Exhibit No.                  Description
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99.1                         Press Release dated March 28, 2006


                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on March 28, 2006.

                                   CADENCE RESOURCES CORPORATION


Date:  March 28, 2006              /s/ William W. Deneau
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                                   By: William W. Deneau
                                   Its: President